 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2018

ESSENDANT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38499	36-3141189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Parkway North Blvd. Suite 100 Deerfield, Illinois		60015-2559
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 627-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2018, the Board of Directors and the Human Resources Committee of the Board of Directors of Essendant Inc. (the “Company”) approved cash payments to each of the Company’s named executive officers. The payment to each officer will be made on or about September 1, 2018 and will be in an amount equal to the fair market value of the restricted stock that was forfeited in the first half of 2018 and the restricted stock that will be forfeited on September 1, 2018, in each case because the specified aggregate adjusted diluted earnings per share threshold was not achieved.  The forfeited restricted stock is one-third of the awards granted to the named executive officers on June 1, 2015, September 1, 2015, and September 1, 2016. Additionally, in the case of Mr. Phillips, the forfeited restricted stock includes one-third of the award granted to him as interim President and Chief Executive Officer on June 13, 2017.

The intention of the Board of Directors and the Human Resources Committee in granting the original restricted stock awards was to facilitate retention and, correspondingly, to offer long-term incentive packages that were competitive with the marketplace. The adjusted diluted earnings per share threshold was intended to provide tax deductibility of the awards under Section 162(m) of the Internal Revenue Code as it was then constituted and was not intended to function as an overriding financial performance measure.

The Board and the Human Resources Committee considered the original intention of these awards as well as the significant efforts of the executive officers in pursuing the proposed combination with S.P. Richards and the Company’s other strategic drivers. The Board and the Committee concluded it was appropriate to provide a cash payment of equal value as if the restricted stock had vested as originally intended on the applicable vesting dates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ESSENDANT INC.
Date: July 31, 2018	/s/Brendan McKeough
Senior Vice President, General Counsel and Secretary

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